Public Media Works, Inc. dab SpotTM The difference Executive Summary April 2011 Exhibit 99.1

SPECIAL NOTE REGARDING
FORWARD-LOOKING STATEMENTS
This Executive Summary contains statements that involve expectations, plans or intentions (such as those relating to future business or financial results, new features or services, or management strategies). These statements are forward-looking and are subject to risks and uncertainties, so actual results may vary materially. You can identify these forward-looking statements by words such as “may,” “should,” “expect,”
“anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including but not limited to those set forth under
“Risk Factors” and elsewhere in the company’s Quarterly Reports on Form 10Q and
Annual Report on Form 10-K and other reports are filed with the SEC and may be reviewed at www.sec.gov.  The company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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Current kiosk model

Market – U.S.
•Over 40,000 video kiosks in US
•Kiosk rentals approaching 50% market share
•Brick & Mortar (i.e. Blockbuster) rapidly
closing = expanding kiosk market share
•Video kiosk saturation point approximately
80,000

Market - Canada
• Underserved kiosk market
• approximately 500 kiosks
• No major player
• Market is brick and mortar
•
Highly vulnerable as was U.S. market
• Netflix is not available
• Retail price points very high
• Conclusion
•
Strong opportunity to rapidly grow to be
the “redbox”
of Canada

Competition
• Main kiosk players:
• redbox (Coinstar) 27,000 kiosks
• Blockbuster Express (NCR) 11,000 kiosks
• Focus: on large national chains (Walmart, CVS,
Walgreens)
• Largely ignore middle/small markets
• We believe a lot of AAA locations exist with smaller
chains and in smaller markets
• Netflix – different business model

Competitive Advantage
• Rental and sale of movies at kiosks grows
while brick and mortar share shrinks
• Competitors concentrate on mega-chains; we
concentrate on next tier high volume retailers
• Large parts of U.S. still underserved
• Initiative to enter Canada
• 95% of rentals still brick & mortar at high price
points.
• We would enter the market with aggressively low
price points.
• Targeting Vancouver, Calgary, Toronto, Montreal

Opportunity
Our kiosk is the “gold standard” in the market
•
Faster rental and return times
•
Largest capacity in the industry
•
Two transaction points in kiosk vs. one at redbox and
Blockbuster Express
•
32 inch monitor for promotion and advertising
• First 25 kiosks all outdoor
• Planning 90% outdoor at scale
• Outdoor kiosks significantly out perform indoor
• Ability to change advertising and promotions remotely
• Enabled for digital distribution

Marketing and sales strategy
• Aggressively lower rental prices
• Unlike competitors – we release all DVD titles on
original street date
• Higher capacity kiosks means more titles, greater
customer selection
• First video membership program in
development
• Focusing on high traffic outdoor locations at
convenience stores, groceries and pharmacies

Marketing and sales strategy
• Proprietary kiosk design – Meets American
Disability Act (ADA)
• Opportunity for future advertising revenue using
32” monitor
• Introduction of DVD sales from kiosks by summer
2011

Operations Strategy
Leveraging
• Management focus (our skillsets):
• Scientific model to find new sites
• Rapid deployment of kiosks
• Continue to negotiate favorable pricing for content
• Managing financial reporting model
• Sub-contract (outside skillsets):
• Outside merchandiser for weekly placement of new
inventory and maintenance
• Remote monitoring in real-time:
• Sales, inventory, etc.
• Third party call center
• Third party installation services

Current operations
• Began installation of kiosks March 2011
• 25 kiosks in Riverside CA area
• Undergoing beta test on initial 25
• Estimating first full month of operation, after beta test, will exceed industry average
• Targeting and negotiating site locations throughout
Western U.S. and Canada including:
• Selective expansion in Riverside area
• Northern California
• Vancouver
• Southern Nevada

Management team
Strong industry experience and Hollywood
connections:
• Martin W. Greenwald, CEO – Founder of Image
Entertainment
• Greg Waring, President and COO – Canadian Co-
Founder and former CMO of redbox.
• Ed Roffman, 25 years, early stage and public
companies
• Several former redbox employees on
management team
• Vancouver based experienced marketing team

Board of Directors
• Martin W. Greenwald, CEO – Founder of Image
Entertainment
• Bryan Subotnick, attorney with strong industry focus
on digital distribution
• Ed Frumkes, Former senior executive at Warner
• Joe Merhi, 30+ years in movie production and
executive production
• Special advisor – Joe Abrams- serial entrepreneur
(Software Toolworks, Myspace, etc.)

Financial forecast
Income Statement
Average revenue per kiosk
• Test period - $ 400
• Month 1 - $1,200
• Month 2 - $2,200
• Month 3 - $3,200
Three months ended 5-31-11 8-31-11 11-30-11 2-28-12 Full year
Kiosks Installed End of Period 25 105 330 630
Average # of Kiosks in Quarter 8 53 210 480
Revenue $       49,600 $    372,600 $1,369,900 $3,687,400 $ 5,479,500
Operating costs (excl. product) 44,707 128,902 459,196 1,103,868 1,736,672
Gross profit (loss) 4,893 243,698 910,704 2,583,532 3,742,828
Overhead 353,548 378,099 480,716 585,714 1,798,077
EBITDA (348,655) (134,401) 429,988 1,997,818 1,944,751
Depreciation/amortization 59,398 157,443 607,385 1,457,141 2,281,366
Stock compensation 1,443,021 684,042 173,661 0 2,300,724
Interest expense 19,386 110,502 124,257 208,263 462,408
Net income (loss) $(1,870,460) $(1,086,388) $(475,315) $  332,414 $(3,099,748)
Average monthly operating cost $1,550 $1,560 $1,640
Gross Profit % NA 65% 66% 70% 70%
Average monthly operating costs  include software
license, technical support, internet, monitoring, credit
card fees and weekly loading of new content.

Financial forecast
Balance Sheet
5-31-11 8-31-11 11-30-11 2-28-12
Cash $  3,521,519 $  2,143,993 $  1,727,786 $  774,644
Inventory (DVD’s) 131,553 262,500 799,871 1,597,200
Kiosk deposits 180,000 305,377 525,000 525,000
Prepaid expenses 156,728 30,063 30,063 30,063
Total current assets 3,989,800 2,741,933 3,082,720 2,926,907
Fixed assets (Kiosks) 614,032 2,228,080 5,935,611 11,332,226
Other assets 9,448 9,448 9,448 9,448
Total assets $4,613,280 $4,979,461 $9,027,779 $14,268,581
Current liabilities $  318,353 $1,103,043 $1,976,258 $3,126,383
Long-term debt 4,874,571 4,985,074 8,109,331 11,817,594
Equity (579,644) (1,108,656) (1,057,810) (675,396)
Total liabilities & equity $4,613,280 $4,979,461 $9,027,779 $14,268,581

Note Regarding Use of Financial Projections:
The future operating and financial information contained in the company’s financial projections above, and elsewhere in this Executive Summary (the “Projections”), are for illustrative purposes only and are based upon hypothetical assumptions and events over which the company has only partial or no control.  The Projections were developed by the company’s management and are based upon a variety of assumptions without benefit of a significant operating history.  The Projections are included solely to provide information concerning the company’s estimates of future operating results based on these assumptions and, although the company believes that these assumptions are reasonable, they may be incomplete or incorrect, and unanticipated events and circumstances may occur.  Actual results will vary from the Projections, and these variations may be material and adverse.  The Projections should be read in conjunction with the assumptions upon which the Projections are based.  NO REPRESENTATION OR WARRANTY OF ANY KIND
IS OR CAN BE MADE WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF,
AND NO REPRESENTATION OR WARRANTY SHOULD BE INFERRED FROM OUR
PROJECTIONS OR THE ASSUMPTIONS UNDERLYING THEM.

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